Ivy Funds

Supplement dated November 16, 2011 to the

Ivy Funds Statement of Additional Information

dated July 29, 2011

and as supplemented September 9, 2011

Effective January 1, 2012, each Fund that currently imposes a redemption fee no longer will do so. Accordingly, all references in this Statement of Additional Information to redemption fees are deleted effective as of that date.

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The following bullet point is removed from the section entitled “The Funds, Their Investments, Related Risks and Restrictions – Investment Restrictions – Non-Fundamental Investment Restrictions – 1. “Name Rule” investments:” regarding Ivy High Income Fund on page 41 of the Ivy Funds statement of additional information:

■	Ivy High Income Fund’s net assets will be invested in non-investment grade bonds.

The following replaces the information in the section entitled “The Funds, Their Investments, Related Risks and Restrictions – Investment Restrictions – Non-Fundamental Investment Restrictions – 4. Investment in debt securities:” on page 42 of the Ivy Funds statement of additional information:

Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund and Ivy International Balanced Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Ivy Core Equity Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Energy Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value, Ivy Tax-Managed Equity Fund and Ivy Value Fund may invest up to 10% of its total assets in non-investment grade debt securities.

Ivy Balanced Fund may not invest more than 20% of its total assets in non-investment grade debt securities, which may include floating rate notes or secured bank loans.

Each of Ivy Bond Fund, Ivy European Opportunities Fund, Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund and Ivy Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Ivy Cundill Global Value Fund may not invest in excess of 20% of its total assets in Distressed Debt.

Each of Ivy Global Bond Fund and Ivy High Income Fund may invest all of its assets in non-investment grade debt securities.

Ivy Money Market Fund may not invest in non-investment grade debt securities.

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund may invest up to 20% of its total assets in taxable debt securities other than municipal bonds.

Under normal circumstances, at least 65% of Ivy Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or comparably rated by another NRSRO, or, if unrated, are determined by IICO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and/or when, in IICO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

The following replaces the information in the section entitled “The Funds, Their Investments, Related Risks and Restrictions – Investment Restrictions – Non-Fundamental Investment Restrictions – 5. Investment in foreign securities:” for Ivy Bond Fund on page 42 of the Ivy Funds statement of additional information:

Ivy Bond Fund may invest up to 20% of its total assets in foreign securities.

The following language is added as a new paragraph directly before the last paragraph of the section entitled “Purchase, Redemption and Pricing of Shares – Net Asset Value Purchases of Class A and Class E Shares” on page 120 of the Ivy Funds statement of additional information:

Shareholders purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

Supplement	Statement of Additional Information	1